Table 1 to
Purchase Agreement No. 3219
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-1F.TXT                                                                                        Boeing Proprietary Page 1

Table 1 to
Purchase Agreement No. 3219
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-1F.TXT                                                                                        Boeing Proprietary Page 2

Table 1 to
Purchase Agreement No. 3219
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-1F.TXT                                                                                        Boeing Proprietary Page 3

Table 1 to
Purchase Agreement No. 3219
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-2F.TXT                                                                                        Boeing Proprietary Page 1

Table 1 to
Purchase Agreement No. 3219
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-2F.TXT                                                                                        Boeing Proprietary Page 2

Table 1 to
Purchase Agreement No. 3219
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-2F.TXT                                                                                        Boeing Proprietary Page 3